EXHIBIT 10

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our reports dated March 20, 1997, as to American General Life Insurance Company of New York, in Amendment No.19 to the Registration Statement under the Investment Company Act of 1940 on Form N-4 of American General Life Insurance Company of New York Separate Account E.


                                                            ERNST & YOUNG LLP

Houston, Texas                                           /s/ERNST & YOUNG LLP
February 2, 1998